UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 14, 2009

LENOX GROUP INC.

(Exact name of registrant as specified in its charter)

Commission File Number:  1-11908

Delaware	13-3684956
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Village Place, 6436 City West Parkway, Eden Prairie, MN 55344

(Address of principal executive offices, including zip code)

(952) 944-5600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 14, 2009, Lenox Group Inc. (the “Company”), Lenox, Incorporated, a New Jersey corporation (“LI”), Lenox Worldwide, LLC, a Delaware limited liability company (“LW”), Lenox Retail, Inc., a Minnesota corporation (“LRI”), Lenox Sales, Inc., a Minnesota corporation (“LSI”), FL 56 Intermediate, Corp., a Delaware corporation (“FL”), and D 56, Inc., a Minnesota corporation (“D56” and collectively with the Company, LI, LW, LRI, LSI and FL, the “Sellers”), entered into an Asset Purchase Agreement (“Asset Purchase Agreement”) with Upstairs Acquisition Corp., a Delaware corporation (the “Purchaser”).

Under the terms of the Asset Purchase Agreement, the Purchaser agrees to purchase substantially all of the assets of the Sellers, including all of the Sellers’ assets, rights and claims in relation to the dinnerware, stemware, fine crystal, beverageware, flatware, giftware, other tableware and related decorative and collectible products that are manufactured, designed, distributed and sold by the Sellers under the Lenox, Gorham, Dansk and other related brands (the “Lenox Business”), but excluding substantially all of the assets primarily or exclusively relating to the holiday, seasonal, decorative, figurine and collectible products that are manufactured, designed, distributed and sold under the Department 56 brands by or on behalf of D56 (the “Purchased Assets”). As consideration for the sale and purchase of the Purchased Assets, Purchaser agrees to pay to Sellers an amount in cash equal to $42,500,000.00, subject to certain adjustments as provided in the Asset Purchase Agreement (including a working capital adjustment), minus certain determined cure costs that Purchaser agrees to pay, and plus the assumption by the Purchaser of certain assumed liabilities as specified in the Asset Purchase Agreement. Purchaser also agrees to offer employment to each of the Sellers’ employees who remain employed by the Lenox Business immediately prior to the closing of the sale by Sellers or their subsidiaries. Those employees who accept such offers of employment shall, for a period of 1 year following the closing of the sale or such longer period as required by law, receive compensation and benefits that are, in the aggregate, substantially equivalent to those provided to such employees prior to the closing of the sale, provided that the Purchaser shall not be required to provide equity-based benefits, defined benefit pension benefits, retiree medical or life insurance benefits, incentive or bonus plans or certain other benefits.

The consummation of the transactions contemplated by the Asset Purchase Agreement is subject to (i) the approval of the United States Bankruptcy Court for the Southern District of New York (the “Court”), and (ii) other customary closing conditions, including the consent of certain third parties to the assumption and assignment of certain specified contracts from the Sellers to the Purchaser.

The Asset Purchase Agreement was executed following the completion of an auction that was conducted on February 11, 2009 (the “Auction”) in accordance with the bidding procedures that were approved by the Court on December 16, 2008 (the “Bidding Procedures”). At the conclusion of the Auction, in accordance with the Bidding Procedures and in an exercise of the Sellers’ business judgment, the Sellers declared the bid submitted by the Purchaser as the highest qualified bid with the greatest certainty of closing quickly and winner of the Auction.

There is no material relationship between the Company and the Purchaser other than in respect of the Asset Purchase Agreement. The hearing to approve the sale of the Purchased Assets pursuant to the terms of the Asset Purchase Agreement is scheduled to take place on February 23, 2009. A copy of the press release regarding the Auction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

The current report on Form 8-K and the exhibit hereto contain certain statements that may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the Company’s current plans, expectations, estimates and management’s beliefs about the Company’s future performance. Some risks and uncertainties that could affect performance include, but are not limited to, the ability of the Company to: (1) manage the uncertainties associated with the scale-down of the Department 56 operations; (2) achieve revenue or cost synergies; (3) generate cash flow to pay off outstanding debt; (4) retain key employees; (5) maintain and develop cost effective relationships with foreign manufacturing sources; (6) maintain the confidence of and service effectively key wholesale customers; (7) manage currency exchange risk and interest rate changes on the Company’s variable debt; (8) identify, hire and retain quality designers, sculptors and artistic talent to design and develop products which appeal to changing consumer preferences; (9) forecast and react to consumer demand in a challenging economic environment; (10) manage litigation risk in a cost effective manner; (11) obtain Bankruptcy Court approval with respect to motions made from time to time in the Company’s chapter 11 proceedings; (12) obtain and maintain normal terms with vendors and service providers; (13) maintain contracts that are critical to its operations; and (14) effectively manage the potential adverse impact of the Company’s chapter 11 proceeding on the Company’s operations. Actual results may vary materially from forward-looking statements and the assumptions on which they are based. The Company undertakes no obligation to update or publish in the future any forward-looking statements. Also, please read the bases, assumptions and factors set out in Item 1A in the Company’s Form 10-K for 2007 dated March 13, 2008 and in Item 1A in the Company’s Quarterly Reports on Form 10-Q that have been subsequently filed under the Securities Exchange Act of 1934 (“The Exchange Act”), all of which is incorporated herein by reference and applicable to the forward-looking statements set forth herein.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
EX – 10.1

Asset Purchase Agreement by and among the Company, Lenox, Incorporated, Lenox Worldwide, LLC, Lenox Retail, Inc., Lenox Sales, Inc., FL 56 Intermediate, Corp., D 56, Inc., and Upstairs Acquisition Corp., dated February 14, 2009.

EX - 99.1	Press Release dated February 12, 2009.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENOX GROUP INC.

Date: February 20, 2009	By:	/s/ Fred Spivak
Fred Spivak, Chief Operating and Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX – 10.1

Asset Purchase Agreement by and among the Company, Lenox, Incorporated, Lenox Worldwide, LLC, Lenox Retail, Inc., Lenox Sales, Inc., FL 56 Intermediate, Corp., D 56, Inc., and Upstairs Acquisition Corp., dated February 14, 2009.

EX - 99.1	Press Release dated February 12, 2009.